Fees Summary	Jan. 16, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 4,000,000,000
Previously Paid Amount	0
Total Fee Amount	552,400
Total Offset Amount	19,281
Net Fee	$ 533,119